UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.    Regulation FD.
On July 20, 2018, State Street Corporation made available a slide presentation providing highlights of State Street's proposed acquisition of Charles River Systems, Inc. (dba Charles River Development), which is being made available in connection with a July 20, 2018 investor conference call. A copy of that slide presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 8.01    Other Events.
On July 20, 2018, State Street Corporation announced that it has entered into a definitive agreement to acquire Charles River Systems, Inc. (dba Charles River Development), a premier provider of investment management front office tools and solutions. Under the terms of the agreement, State Street will purchase Charles River Development in an all cash transaction for $2.6 billion. The acquisition, which is subject to regulatory approvals and customary closing conditions, is expected to be completed in the fourth quarter of 2018. The $2.6 billion purchase price is expected to be financed through the suspension of approximately $950 million of share repurchases in the second quarter of 2018 and during the remainder of 2018, and, subject to market conditions, the remainder of the purchase price through the issuance of equity, with approximately two-thirds of such equity expected to be in the form of common stock and one-third in preferred stock.
Forward Looking Statements
This current report on Form 8-K contains forward-looking statements as defined by United States securities laws, including statements relating to State Street’s planned acquisition of Charles River Development and related business, financial, capital and operational effects and considerations. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “will,” “opportunity,” “expect,” “estimate,” “project,” “anticipate,” “plan,” “strategy,” “propose,” “priority,” “intend,” “may,” “objective,” “forecast,” “outlook,” “believe,” “seek,” “trend,” “target,” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this current report on Form 8-K is filed with the Securities and Exchange Commission.
Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to:

•
the possibility that some or all of the anticipated financial, operational, product innovation or other benefits or synergies of the acquisition will not be realized when expected or at all, including as a result of the impact of, additional costs or unanticipated negative synergies associated with, or problems arising from, the integration of Charles River Development, as a result of regulatory or operational challenges we may experience, as a result of disruptions from the transaction harming relationships with our clients, employees or regulators, or as a result of the strength of the economy and competitive factors in the areas where we and Charles River Development do business;

•
the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect us or the expected benefits of the transaction), to satisfy any of the other conditions to the acquisition on a timely basis or at all or to arrange financing consistent with our expectations or at all;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive purchase agreement in respect of the acquisition;

•	potential adverse reactions or changes to client, regulatory, business or employee relationships, including those resulting from the announcement or completion of the acquisition;

•	demand for our and Charles River Development’s services and product offerings;

•
requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for, or other market, business or other factors that could challenge our execution or implementation of or cause changes to, the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, dividends, stock purchases and redemptions and investments in subsidiaries;

•
the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge for our or may charge for Charles River Development’s products or services and to potentially significant changes in our fee revenue;

•
our ability to recognize evolving needs of our and Charles River Development’s clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we and Charles River Development offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk;

•
our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented;

•
our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data;

•
adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period;

•
changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our or Charles River Development’s business activities or those of our or Charles River Development’s clients or counterparties, and the products or services that we or Charles River Development sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us or Charles River Development to risks related to the adequacy of our or Charles River Development’s controls or compliance programs;

•	adverse publicity, whether specific to State Street or Charles River Development or regarding other industry participants or industry-wide factors, or other reputational harm;

•
our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; and

•	changes in accounting standards and practices.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in State Street’s 2017 Annual Report on Form 10-K and its subsequent SEC filings. Investors are encouraged to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this current report on Form 8-K should not be relied on as representing State Street’s expectations or beliefs as of any time subsequent to the time this current report on Form 8-K was filed with the SEC, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that time.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Slide presentation providing highlights of State Street's agreement to acquire Charles River Systems, Inc. (this Exhibit 99.1 is furnished, not filed)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ IAN W. APPLEYARD
		Name:	Ian W. Appleyard
		Title:	Executive Vice President, Global Controller and Chief Accounting Officer
Date:	July 20, 2018